UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

BOSTON CAPITAL TAX CREDIT FUND V L.P.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Boston Capital Tax Credit Fund V Limited Partnership

One Boston Place

Suite 2100

Boston, MA 02108

(617) 624-8900

January 30, 2019

Important Notice Regarding the Availability of Proxy Materials for Consent Solicitation

Dear Holders (“BAC Holders”) of Beneficial Assignee Certificates (“BACs”):

TIME IS OF THE ESSENCE! You have NOT submitted your consent to the proposed amendment to amend the Agreement of Limited Partnership of Boston Capital Tax Credit Fund V Limited Partnership (“BCTC V” or the “Partnership”). A Consent Solicitation Statement of the Partnership dated July 25, 2018 (the “Consent Solicitation Statement”) and accompanying information regarding the proposed amendment to the Partnership’s Agreement of Limited Partnership (the “Partnership Agreement”) of BCTC V were sent to you as an outstanding BAC Holder on July 1, 2018.

YOUR VOTE IS VERY IMPORTANT. FAILURE TO VOTE IN FAVOR OF THE AMENDMENT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE AMENDMENT.

THE GENERAL PARTNER RECOMMENDS FOR THE AMENDMENT TO THE PARTNERSHIP AGREEMENT.

The amendment of the Partnership Agreement would permit the General Partner to sell all or substantially all of the assets of the Partnership, or any Series thereof, including if there is only one property remaining in the Series, in liquidation of the Partnership without seeking additional consent from the holders of BACs. Presently, the General Partner would be required to solicit the consent of the BAC Holders of a specific Series in order to sell the last asset or assets in that Series. A more robust description of the proposed amendment of the Partnership Agreement in the Consent Solicitation Statement, including the risks and benefits associated with approval of the proposed amendment. The General Partner intends to effect the amendment as soon as reasonably practicable after the requisite consents have been obtained.

For your convenience, we have enclosed another voting card and a postage paid envelope. To place your vote, we recommend you please go to https://securities.portal.conduent.com/bcproxy/index.html and follow the link to the consent voting website or fax your consent card to Conduent Securities Services, Inc. at 214-887-7411. In order to vote via internet you will need your Investor ID and your PIN number printed on the enclosed consent card. Or, if you choose, you can mail your consent card to Conduent Securities Services, Inc., 12720 Hillcrest Road, Suite 115, Dallas, TX 75230. For a complete set of voting instructions, please see the “Voting Procedures” section of the Consent Solicitation Statement or call Boston Capital Investor Services toll free at 1-800-955-2733. The voting website is also accessible via Boston Capital’s website at https://investorcenter.bostoncapital.com/static_pages/login_page.html

Consent cards may be sent in indefinitely, until the requisite consent is obtained or the General Partner abandons the solicitation at its sole direction. Consent cards, however, will only remain valid for 12 months from the time they are signed and dated. If the amendment is approved by the holders of a majority of BACs, the General Partner will seek to market and sell the Partnership’s interest in the Operating Partnerships or the Apartment Complexes themselves upon the expiration of the applicable 15-year LIHTC compliance period. If holders of a majority of BACs do not approve or do not vote for the proposed amendment, the Partnership will continue to operate in its current state.

This communication is not a form for voting and presents only an overview of the more complete consent solicitation materials, including the Consent Solicitation Statement, filed as a definitive proxy statement with the Securities and Exchange Commission. The Consent Solicitation Statement as well as any additional soliciting material may be accessed on our website at https://investorcenter.bostoncapital.com/static_pages/TaxCreditFund/ProductOverview.html. The Consent

Solicitation Statement, the Partnership’s Annual Report on Form 10-K and a copy of the consent card will be available in paper form to BAC Holders without charge upon written request to President, One Boston Place, Suite 2100, Boston, MA 02108, by calling Boston Capital Investor Services, toll free at 1-800-955-2733 or via e-mail at investorservices@bostoncapital.com. Without making such a request, you will not receive another paper or e-mail copy of the proxy materials. The information in the Consent Solicitation Statement is important, and we urge you to review it and our other soliciting materials carefully before voting.

In addition, if you have any questions or require assistance in completing or submitting your consent card, please call Boston Capital Investor Services, toll free at 1-800-955-2733.

Sincerely,

John P. Manning

Managing Member,

the general partner of Boston Capital Associates VL.L.C.,

the general partner of Boston Capital Tax Credit Fund V L.P.

Boston Capital

Boston Capital Tax Credit Fund V Limited Partnership
One Boston Place, Suite 2100 Boston, MA 02108

CONSENT CARD

INVESTOR ID #	PIN:

REGISTRATION FIELD

Internet: To place a vote by internet, please go to https://securities.portal.conduent.com/bcproxy/index.html and follow the link to the consent voting website. Enter the unique seven-digit PIN number printed to the left on this consent card, after the next prompt; enter the last four digits of the Primary Investor's Tax ID to login. Follow the instructions shown on the screen to place your vote. Have your consent card available when you access the web page.

-OR-

Mail: Date, sign and mail your consent card in the envelope provided as soon as possible.

-OR-

Facsimile: Date, sign and fax your consent card to Conduent Securities Services, Inc., at (214) 887-7411.

THIS CONSENT IS SOLICITED BY THE GENERAL PARTNER ON BEHALF OF THE PARTNERSHIP

The undersigned, a BAC Holder of Boston Capital Tax Credit Fund V Limited Partnership (the "Partnership"), and the holder of BACs, acting with respect to all such BACs held by the undersigned on July 1, 2018, 2018, takes the actions stated on this consent card with respect to the proposal of the Partnership.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice for Action by Written Consent and the Consent Solicitation Statement with respect thereto and herby revokes any consent or consents heretofore given. This consent may be revoked at any time prior to the completion or abandonment of the solicitation.

Please sign exactly as your name(s) appear(s) on the books of the Partnership. Joint owners should each sign personally. Trustees and fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

BOSTON CAPITAL **Please vote by filling in the appropriate box below.**

Your signature is required for your vote to be counted.

This consent form must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, Executors, Administrators, Trustees and Guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of the duly authorized person executing on behalf of the partnership.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

PLEASE COMPLETE, DATE AND SIGN THIS CONSENT CARD AND RETURN IT IN THE SELF-ADDRESED ENVELOPE, OR IN ACCORDANCE WITH THE VOTING INSTRUCTIONS ON THE OTHER SIDE OF THIS CARD.

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	Proposal to amend the Partnership Agreement to permit the General Partner to sell all or substantially all of the assets of the Partnership without further consent of the BAC Holders.	☐	☐	☐

If you have any questions on the proposal, please call toll-free **1-800-955-2733.**

INVESTOR ID: